UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2005

                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                000-07258                    23-1721355
         ------------                ---------                    ----------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)



      450 WINKS LANE, BENSALEM, PA                                      19020
      ----------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry Into a Material Definitive Agreement.

On January 31, 1996, Lane Bryant, Inc and Sierra Nevada Factoring, Inc. entered into a Credit Card Processing Agreement with World Financial Network National Bank (the "Bank") to provide an accounts receivable proprietary credit card program for our Lane Bryant brand. This program was scheduled to expire in January 2006. Under this agreement, the Bank reimburses us daily for sales generated by the Lane Bryant credit card accounts. A copy of this Agreement is attached as Exhibit 10.1.9 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2002. Additional information regarding this agreement is included in "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Financial Condition; Off-Balance-Sheet Arrangements" and "Part II, Item 8. Financial Statements and Supplementary Data; Notes to Consolidated Financial Statements; Note 16. Asset Securitization" of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004.

On January 28, 2005, Lane Bryant, Inc. and Sierra Nevada Factoring, Inc. entered into an Amendment to Credit Card Processing Agreement which extends the term of the existing Credit Card Processing Agreement until October 31, 2007. This Amendment also reduces the discount rate under the Agreement and provides for a marketing contribution to be paid to Lane Bryant, Inc. on January 3, 2006. Finally, this Amendment clarifies certain provisions relating to the Company's right to purchase the Lane Bryant retail store credit card accounts upon termination.






























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHARMING SHOPPES, INC.
                                                ----------------------
                                                    (Registrant)
Date: February 2, 2005

                                                 /S/ ERIC M. SPECTER
                                                ----------------------
                                                    Eric M. Specter
                                                Executive Vice President
                                                Chief Financial Officer



































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